Capital lease obligations	12 Months Ended
Sep. 30, 2011
Capital Lease Obligations [Abstract]
Capital Leases Disclosure [Text Block]
15.	Capital lease obligations

During the year ended September 30, 2008, the Company entered into a capital lease to acquire certain items of computer equipment.  The amount outstanding under this capital lease at the year end is as follows:

	2011	2010

Computer equipment under capital lease, bearing interest at 20.51% per annum	$-	$107,964